History and Future Operations	12 Months Ended
Dec. 31, 2012
History And Future Operations
History and Future Operations

NXT Energy Solutions Inc. (the "Company" or "NXT") is a publicly traded company based in Calgary, Canada.

NXT owns a proprietary technology called Stress Field Detection ("SFD®"), an airborne survey system that is used in the oil and natural gas industry to help aid in identifying areas with hydrocarbon reservoir potential.  This technology was acquired from NXT's current Chief Executive Officer and President (the "CEO") under a technology transfer agreement (the "TTA") which has a term to December 31, 2015.  The TTA also involved the issuance by NXT of convertible Preferred Shares (see note 8).

Prior to 2006 the Company had engaged in extensive activities to develop, validate and obtain industry acceptance of SFD®, including conducting SFD® surveys for oil and gas industry partners on a cost recovery basis and participating as a joint venture partner in SFD® identified exploration wells.  By December 31, 2005 the Company had accumulated a deficit of approximately $47.6 million in conducting these activities.

This early period was effective in developing the SFD® technology to the point that the Company could commence the "commercialization" phase in 2006.  SFD® survey services began to be offered to potential clients engaged in oil and gas exploration activities with an initial focus on companies operating in the western Canadian sedimentary basin.  Subsequently, in 2008, NXT commenced to focus its sales activities towards international and frontier exploration markets.

NXT is still in the early stages of commercializing its SFD® technology, and the continued generation of positive cash flow from operations will depend largely on its ability to demonstrate the value of the SFD® survey system to a much wider client base.  NXT recognizes that this early commercialization phase can last for several years and that its' financial position is currently dependent upon a limited number of client projects, on obtaining additional financing when needed, and attracting future clients.

These consolidated financial statements have been prepared on a "going concern" basis in accordance with generally accepted accounting principles of the United States of America ("US GAAP").  The going concern basis of presentation assumes that NXT will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business.  There is substantial doubt about the appropriateness of the use of the going concern assumption, primarily due to current uncertainty about the timing and magnitude of future SFD® survey revenues.  NXT recognizes that it has limited ability to support operations significantly beyond 2013 without generating sufficient new revenue sources or securing additional financing if required.

NXT realized significant growth and improvement in its financial position in 2012, and is working to expand operations in order to generate ongoing positive net income and cash flow from operations in future years with its existing business model.  However, the occurrence and timing of this outcome cannot be predicted with certainty.  NXT's ability to continue as a going concern will also depend on its ability to further develop, and ultimately retain the SFD® technology that was acquired under the TTA.

These consolidated financial statements do not include any adjustments to amounts and classifications of assets and liabilities or reported expenses that would be necessary should NXT be unable to raise additional capital or generate sufficient net income and cash flow from operations as required in future years in order to continue as a going concern.